Exhibit 32.2
Certification of Chief Financial Officer Pursuant to
18 U.S.C. Section 1350
as Adopted Pursuant to Section 906 of the Sarbanes
-Oxley Act of 2002
In
connection
with
the
Annual
Report
of
USCB
Financial
Holdings,
Inc.
(the
“Company”)
on
Form 10-K
for
the
year
ended December 31,
2025 (the
“Report”), as
filed with
the Securities
and Exchange
Commission on
the date
hereof (the
“Report”), I, Robert Anderson,
as Chief Financial Officer
of the Company,
certify,
to the best of my knowledge,
pursuant to
18 U.S.C. §1350, as adopted pursuant to Section 906
of the Sarbanes-Oxley Act of 2002, that:
1)
The
Report
fully
complies
with
the
requirements
of
Section 13(a) or
15(d),
as
applicable,
of
the
Securities
Exchange Act of 1934; and
2)
The
information
contained
in
the
Report
fairly
presents,
in
all
material
respects,
the
financial
condition
and
results of operations of the Company.
/s/ Robert Anderson
Robert Anderson
Chief Financial Officer
Date: 3/13/2026